Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of iShares, Inc.,

In planning and performing our audits of the financial statements of the funds of iShares, Inc., as listed in the attached Appendix A, (hereafter referred to as the "Funds") as of and for the period ended August 31, 2013, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Funds' internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinions on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting.  Accordingly, we do not express an opinion on the effectiveness of the Funds' internal control over financial reporting.

The management of the Funds is responsible for establishing and maintaining effective internal control over financial reporting.  In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls.  A fund’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  A fund's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the fund; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Fund are being made only in accordance with authorizations of management and trustees of the fund; and (3)  provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a Fund’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis.  A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Funds' annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Funds’ internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control over financial reporting that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States).  However, we noted no deficiencies in the Funds' internal control over financial reporting and their operation, including controls over safeguarding securities, that we consider to be material weaknesses as defined above as of August 31, 2013.

This report is intended solely for the information and use of management and the Board of Trustees of the Funds and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

/s/ PricewaterhouseCoopers LLP
San Francisco, California
October 23, 2013

Appendix A

iShares MSCI Japan ETF
iShares MSCI Austria Capped ETF
iShares MSCI Belgium Capped ETF
iShares MSCI Emerging Markets Eastern Europe ETF
iShares MSCI EMU ETF
iShares MSCI France ETF
iShares MSCI Germany ETF
iShares MSCI Italy Capped ETF
iShares MSCI Netherlands ETF
iShares MSCI Spain Capped ETF
iShares MSCI Sweden ETF
iShares MSCI Switzerland Capped ETF
iShares MSCI United Kingdom ETF
iShares MSCI Australia ETF
iShares MSCI Hong Kong ETF
iShares MSCI Japan Small-Cap ETF
iShares MSCI Malaysia ETF
iShares MSCI Singapore ETF
iShares MSCI South Korea Capped ETF
iShares MSCI Taiwan ETF
iShares MSCI Thailand Capped ETF
iShares MSCI Brazil Capped ETF
iShares MSCI Canada ETF
iShares MSCI Chile Capped ETF
iShares MSCI Colombia Capped ETF
iShares MSCI Israel Capped ETF
iShares MSCI Turkey ETF
iShares MSCI Mexico Capped ETF
iShares MSCI South Africa ETF
iShares MSCI USA ETF
iShares MSCI BRIC ETF
iShares MSCI Emerging Markets Asia ETF
iShares MSCI Emerging Markets Consumer Discretionary ETF
iShares MSCI Emerging Markets Energy Capped ETF
iShares MSCI Emerging Markets Growth ETF
iShares MSCI Emerging Markets Minimum Volatility ETF
iShares MSCI Emerging Markets Small-Cap ETF
iShares MSCI Emerging Markets Value ETF
iShares MSCI Emerging Markets ETF
iShares MSCI All Country World Minimum Volatility ETF
iShares MSCI World ETF
iShares MSCI Emerging Markets EMEA ETF
iShares MSCI Frontier 100 ETF
iShares MSCI Global Metals & Mining Producers ETF
iShares MSCI Global Agriculture Producers ETF
iShares MSCI Global Energy Producers ETF
iShares MSCI Global Gold Miners ETF
iShares MSCI Global Silver Miners ETF
iShares Core MSCI Emerging Markets ETF
iShares MSCI Japan ETF
iShares MSCI Austria Capped ETF
iShares MSCI Belgium Capped ETF
iShares MSCI Emerging Markets Eastern Europe ETF
iShares MSCI EMU ETF
iShares MSCI France ETF
iShares MSCI Germany ETF
iShares MSCI Italy Capped ETF
iShares MSCI Netherlands ETF
iShares MSCI Spain Capped ETF
iShares MSCI Sweden ETF
iShares MSCI Switzerland Capped ETF
iShares MSCI United Kingdom ETF
iShares MSCI Australia ETF
iShares MSCI Hong Kong ETF
iShares MSCI Japan Small-Cap ETF
iShares MSCI Malaysia ETF
iShares MSCI Singapore ETF
iShares MSCI South Korea Capped ETF
iShares MSCI Taiwan ETF
iShares MSCI Thailand Capped ETF
iShares MSCI Brazil Capped ETF
iShares MSCI Canada ETF
iShares MSCI Chile Capped ETF
iShares MSCI Colombia Capped ETF
iShares MSCI Israel Capped ETF
iShares MSCI Turkey ETF
iShares MSCI Mexico Capped ETF
iShares MSCI South Africa ETF
iShares MSCI USA ETF
iShares MSCI BRIC ETF
iShares MSCI Emerging Markets Asia ETF
iShares MSCI Emerging Markets Consumer Discretionary ETF
iShares MSCI Emerging Markets Energy Capped ETF
iShares MSCI Emerging Markets Growth ETF
iShares MSCI Emerging Markets Minimum Volatility ETF
iShares MSCI Emerging Markets Small-Cap ETF
iShares MSCI Emerging Markets Value ETF
iShares MSCI Emerging Markets ETF
iShares MSCI All Country World Minimum Volatility ETF
iShares MSCI World ETF
iShares MSCI Emerging Markets EMEA ETF
iShares MSCI Frontier 100 ETF
iShares MSCI Global Metals & Mining Producers ETF
iShares MSCI Global Agriculture Producers ETF
iShares MSCI Global Energy Producers ETF
iShares MSCI Global Gold Miners ETF
iShares MSCI Global Silver Miners ETF
iShares Core MSCI Emerging Markets ETF
iShares, Inc.
iShares MSCI Japan ETF
iShares MSCI Austria Capped ETF
iShares MSCI Belgium Capped ETF
iShares MSCI Emerging Markets Eastern Europe ETF
iShares MSCI EMU ETF
iShares MSCI France ETF
iShares MSCI Germany ETF
iShares MSCI Italy Capped ETF
iShares MSCI Netherlands ETF
iShares MSCI Spain Capped ETF
iShares MSCI Sweden ETF
iShares MSCI Switzerland Capped ETF
iShares MSCI United Kingdom ETF
iShares MSCI Australia ETF
iShares MSCI Hong Kong ETF
iShares MSCI Japan Small-Cap ETF
iShares MSCI Malaysia ETF
iShares MSCI Singapore ETF
iShares MSCI South Korea Capped ETF
iShares MSCI Taiwan ETF
iShares MSCI Thailand Capped ETF
iShares MSCI Brazil Capped ETF
iShares MSCI Canada ETF
iShares MSCI Chile Capped ETF
iShares MSCI Colombia Capped ETF
iShares MSCI Israel Capped ETF
iShares MSCI Turkey ETF
iShares MSCI Mexico Capped ETF
iShares MSCI South Africa ETF
iShares MSCI USA ETF
iShares MSCI BRIC ETF
iShares MSCI Emerging Markets Asia ETF
iShares MSCI Emerging Markets Consumer Discretionary ETF
iShares MSCI Emerging Markets Energy Capped ETF
iShares MSCI Emerging Markets Growth ETF
iShares MSCI Emerging Markets Minimum Volatility ETF
iShares MSCI Emerging Markets Small-Cap ETF
iShares MSCI Emerging Markets Value ETF
iShares MSCI Emerging Markets ETF
iShares MSCI All Country World Minimum Volatility ETF
iShares MSCI World ETF
iShares MSCI Emerging Markets EMEA ETF
iShares MSCI Frontier 100 ETF
iShares MSCI Global Metals & Mining Producers ETF
iShares MSCI Global Agriculture Producers ETF
iShares MSCI Global Energy Producers ETF
iShares MSCI Global Gold Miners ETF
iShares MSCI Global Silver Miners ETF
iShares Core MSCI Emerging Markets ETF

iShares MSCI Japan ETF
iShares MSCI Austria Capped ETF
iShares MSCI Belgium Capped ETF
iShares MSCI Emerging Markets Eastern Europe ETF
iShares MSCI EMU ETF
iShares MSCI France ETF
iShares MSCI Germany ETF
iShares MSCI Italy Capped ETF
iShares MSCI Netherlands ETF
iShares MSCI Spain Capped ETF
iShares MSCI Sweden ETF
iShares MSCI Switzerland Capped ETF
iShares MSCI United Kingdom ETF
iShares MSCI Australia ETF
iShares MSCI Hong Kong ETF
iShares MSCI Japan Small-Cap ETF
iShares MSCI Malaysia ETF
iShares MSCI Singapore ETF
iShares MSCI South Korea Capped ETF
iShares MSCI Taiwan ETF
iShares MSCI Thailand Capped ETF
iShares MSCI Brazil Capped ETF
iShares MSCI Canada ETF
iShares MSCI Chile Capped ETF
iShares MSCI Colombia Capped ETF
iShares MSCI Israel Capped ETF
iShares MSCI Turkey ETF
iShares MSCI Mexico Capped ETF
iShares MSCI South Africa ETF
iShares MSCI USA ETF
iShares MSCI BRIC ETF
iShares MSCI Emerging Markets Asia ETF
iShares MSCI Emerging Markets Consumer Discretionary ETF
iShares MSCI Emerging Markets Energy Capped ETF
iShares MSCI Emerging Markets Growth ETF
iShares MSCI Emerging Markets Minimum Volatility ETF
iShares MSCI Emerging Markets Small-Cap ETF
iShares MSCI Emerging Markets Value ETF
iShares MSCI Emerging Markets ETF
iShares MSCI All Country World Minimum Volatility ETF
iShares MSCI World ETF
iShares MSCI Emerging Markets EMEA ETF
iShares MSCI Frontier 100 ETF
iShares MSCI Global Metals & Mining Producers ETF
iShares MSCI Global Agriculture Producers ETF
iShares MSCI Global Energy Producers ETF
iShares MSCI Global Gold Miners ETF
iShares MSCI Global Silver Miners ETF
iShares Core MSCI Emerging Markets ETF
iShares MSCI Japan ETF
iShares MSCI Austria Capped ETF
iShares MSCI Belgium Capped ETF
iShares MSCI Emerging Markets Eastern Europe ETF
iShares MSCI EMU ETF
iShares MSCI France ETF
iShares MSCI Germany ETF
iShares MSCI Italy Capped ETF
iShares MSCI Netherlands ETF
iShares MSCI Spain Capped ETF
iShares MSCI Sweden ETF
iShares MSCI Switzerland Capped ETF
iShares MSCI United Kingdom ETF
iShares MSCI Australia ETF
iShares MSCI Hong Kong ETF
iShares MSCI Japan Small-Cap ETF
iShares MSCI Malaysia ETF
iShares MSCI Singapore ETF
iShares MSCI South Korea Capped ETF
iShares MSCI Taiwan ETF
iShares MSCI Thailand Capped ETF
iShares MSCI Brazil Capped ETF
iShares MSCI Canada ETF
iShares MSCI Chile Capped ETF
iShares MSCI Colombia Capped ETF
iShares MSCI Israel Capped ETF
iShares MSCI Turkey ETF
iShares MSCI Mexico Capped ETF
iShares MSCI South Africa ETF
iShares MSCI USA ETF
iShares MSCI BRIC ETF
iShares MSCI Emerging Markets Asia ETF
iShares MSCI Emerging Markets Consumer Discretionary ETF
iShares MSCI Emerging Markets Energy Capped ETF
iShares MSCI Emerging Markets Growth ETF
iShares MSCI Emerging Markets Minimum Volatility ETF
iShares MSCI Emerging Markets Small-Cap ETF
iShares MSCI Emerging Markets Value ETF
iShares MSCI Emerging Markets ETF
iShares MSCI All Country World Minimum Volatility ETF
iShares MSCI World ETF
iShares MSCI Emerging Markets EMEA ETF
iShares MSCI Frontier 100 ETF
iShares MSCI Global Metals & Mining Producers ETF
iShares MSCI Global Agriculture Producers ETF
iShares MSCI Global Energy Producers ETF
iShares MSCI Global Gold Miners ETF
iShares MSCI Global Silver Miners ETF
iShares Core MSCI Emerging Markets ETF